UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2004

THE MOSAIC COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32327	20-0891589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12800 Whitewater Drive Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 984-0316

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 21, 2004, the Board of Directors of The Mosaic Company, a Delaware corporation (the “Company”), elected Lawrence W. Stranghoener as the Company’s Executive Vice President and Chief Financial Officer. The Company’s Board of Directors also elected Robert M. Qualls as the Company’s Vice President and Controller. Mr. Stranghoener will serve as the Company’s principal financial officer and Mr. Qualls will serve as the Company’s principal accounting officer.

Lawrence W. Stranghoener, 50, served as Executive Vice President and Chief Financial Officer of Thrivent Financial for Lutherans from January 1, 2002 until October, 2004, where he has had responsibility over the organization’s investments, finance and related functions. Prior to joining Thrivent Financial for Lutherans, from 1978 through 1983, Mr. Stranghoener worked for Dain Bosworth (now Dain Rauscher) as an investment analyst and later as Vice President of the company. From 1983 through December of 1999, Mr. Stranghoener worked in various senior management positions with Honeywell, Inc. in the United States and Europe where he served as Vice President and Chief Financial Officer, Vice President of Business Development, Vice President of Finance, Director of Corporate Financial Planning and Analysis and Director of Investor Relations. Mr. Stranghoener was named as Honeywell’s Vice President and Chief Financial Officer in 1997. In December of 1999, following the Honeywell-AlliedSignal merger, Mr. Stranghoener joined Techies.com of Edina, Minnesota, as Executive Vice President and Chief Financial Officer. On January 23, 2001, Mr. Stranghoener joined Lutheran Brotherhood as Chief Financial Officer. He was named to his most recent position with Thrivent Financial when Lutheran Brotherhood merged with Aid Association for Lutherans in January of 2001. Mr. Stranghoener holds a bachelor’s degree in American Studies from St. Olaf College and an MBA, finance and accounting emphasis, from the J.L. Kellogg Graduate School of Management of Northwestern University, Evanston, Illinois. Mr. Stranghoener holds the professional designation Chartered Financial Analyst.

Robert M. Qualls, 53, served as Vice President and Controller of IMC Global Inc. from March 2002 through October 2004. From January 2001 to March 2002, Mr. Qualls served as Vice President, Finance of IMC Crop Nutrients. Mr. Qualls served as Vice President of Finance, Purchasing and Information Services of IMC Phosphates Company from October 1999 to January 2001, and as Vice President of Finance and Administration from February 1997 to October 1999.

On October 21, 2004, the Company’s Board of Directors also elected the following persons to serve as directors of the Company in the classes and for the terms indicated below:

Name	Class	Term Expiration
David B. Mathis	I	2005
James T. Prokopanko	I	2005
Steven M. Seibert	I	2005
Harold H. MacKay	II	2006
William T. Monahan	II	2006

Guillaume Bastiaens	III	2007
Raymond F. Bentele	III	2007
William R. Graber	III	2007

The Company’s Board of Directors also designated the directors then in office to serve as directors in the classes and for the terms indicated below:

Name	Class	Term Expiration
Douglas A. Pertz	I	2005
Robert L. Lumpkins	II	2006
Fredric W. Corrigan	III	2007

Guillaume Bastiaens, age 61, has served as Vice Chairman of Cargill, Incorporated since February 1998. Mr. Bastiaens is a member of the Cargill Corporate Leadership Team, and has executive supervision of corporate research and development. Mr. Bastiaens was elected to Cargill’s Board of Directors in 1995, and serves as a member of the Executive Committee and the Finance Committee of the board and the Corporate Center. Mr. Bastiaens also serves on the Commitment, Quality, Financial Position and Credit Committees and chairs the Technology Committee at Cargill. Mr. Bastiaens joined Cargill in 1967 as refiner supervisor of the Processing Division in Amsterdam. Mr. Bastiaens has held various supervisory positions at Cargill facilities in Europe and was responsible as plant operations manager of the European Processing Group until transferring to Minneapolis in 1981 as Vice President in the company’s Processing Group, responsible for the operation and engineering of all domestic and international processing facilities. Mr. Bastiaens was elected Corporate Vice President of Cargill in 1986, responsible for providing overall direction of plan operations and technical development for Cargill. Mr. Bastiaens was named chief technology officer in 1991, president of the Industrial Sector (which included Cargill’s fertilizer businesses) in 1992 and president of the Food Sector in August 1994. Mr. Bastiaens was elected an Executive Vice President of Cargill in August 1995. He is also a director of Donaldson Company, Inc., a leading worldwide provider of filtration systems and replacement parts. Mr. Bastiaens currently serves as Chair of the Environmental, Health and Safety Committee and also serves as a member of the Compensation Committee. Mr. Bastiaens holds a B.S. degree in chemical engineering from Hoger Instituut Der Kempen, Belgium.

Raymond F. Bentele, age 67, is the retired President and Chief Executive Officer of Mallinckrodt Inc., having served in that capacity from 1982 to 1992. Mr. Bentele was Executive Vice President of Mallinckrodt Group Inc. (formerly known as IMCERA Group Inc.) from 1989 until his retirement. He is also a director of the AMCON Distributing Company and Leggett & Platt Inc. and was previously a director of IMC Global Inc. from 1990 to 1991 and from June 1994 to October 2004. Mr. Bentele currently serves as Chair of the Audit Committee and also serves as a member of the Corporate Governance and Nominating Committee. Mr. Bentele holds a B.S. degree in business administration from Truman State University.

William R. Graber, age 60, is the retired Senior Vice President and Chief Financial Officer of McKesson Corporation, a healthcare services and information technology company. Mr. Graber has held this position since joining McKesson in February 2000 through May 2004. From 1991 to 1999, Mr. Graber was with Mead Corporation where, prior to becoming Chief Financial Officer, he served as Controller and Treasurer. From 1965 to 1991, Mr. Graber held a wide range of financial management positions at General Electric Company. He is also a director of Solectron Corporation, a provider of electronics supply chain services to original equipment manufacturers around the world. Mr. Graber serves as a member of the Audit Committee and the Corporate Governance and Nominating Committee. Mr. Graber holds a bachelor’s degree in mathematics from Washington State University. He is a member of the Financial Executives Institute and is a trustee of the Washington State University Foundation.

Harold H. MacKay, age 64, is a Partner of the law firm MacPherson Leslie & Tyerman LLP in Regina, Saskatchewan, Canada. Mr. MacKay served as the Clifford Clark policy advisor to the Department of Finance of Canada from June 2002 through June 2004. From January 1997 to February 2003, Mr. MacKay was Chair of MacPherson. Mr. MacKay was Chair of the Task Force on the Future of the Canadian Financial Services Sector in 1997 and 1998 and is Chair of the Saskatchewan Institute of Public Policy. Mr. MacKay previously served as a director of The Vigoro Corporation from November 1993 until March 1996, and served as a director of IMC Global Inc. from March 1996 to October 2004. Mr. MacKay currently serves as Chair of the Corporate Governance and Nominating Committee and Chair of the Special Transactions Committee. Mr. MacKay holds a B.A. degree in economics and political science from the University of Saskatchewan, a Bachelor of Laws degree from Dalhousie University and an Honorary Doctor of Laws degree from the University of Regina.

David B. Mathis, age 66, has served as the Chairman of the Board of Kemper Insurance Companies since November 2003. From February 1996 to November 2003, Mr. Mathis served as Chairman and Chief Executive Officer of Kemper. Mr. Mathis has been employed by Kemper since 1960 in management positions of successively increasing importance. He is currently a director of Kemper Insurance Companies. Mr. Mathis also serves on the board of trustees of Lake Forest College and is an advisory board member of the J.L. Kellogg Graduate School of Management of Northwestern University. He also serves on the board of directors of Thomas Group, Inc. Mr. Mathis previously served as a director of IMC Global Inc. from February 1995 through October 2004. Mr. Mathis currently serves as a member of the Audit Committee and the Compensation Committee and also serves as a member of the Special Transactions Committee. Mr. Mathis holds a B.A. degree in speech from Lake Forest College.

William T. Monahan, age 57, is the retired Chairman of the Board, President and Chief Executive Officer of Imation Corp. Prior to his retirement in May 2004, Mr. Monahan served as Chairman, President and CEO of Imation since it was formed in March 1996 in connection with its spin-off from 3M. From June 1993 to March 1996, Mr. Monahan served as Group Vice President responsible for the Electro and Communications Group of 3M, and from May 1992 to May 1993, he served as Senior Managing Director of 3M Italy. From September 1989 to May 1992, Mr. Monahan was Vice President of the Data Storage Products Division of 3M. Mr. Monahan is currently a director of Hutchinson Technology Inc. and Pentair Inc. Mr. Monahan currently serves as Chair of the Compensation Committee and also serves as a member of the Audit Committee.

James T. Prokopanko, age 50, has served as Senior Vice President of Cargill and Platform Leader of Cargill’s Ag Producer Service Platform, a grouping of Cargill’s agriculture related businesses since 1999. Mr. Prokopanko also serves as Corporate Vice President of Cargill’s procurement function, member of the Cargill Information Technology Steering Committee, Human Resources Buyers Council and the North America Public Affairs

Committee. Mr. Prokopanko joined Cargill in 1978 in Winnipeg, Manitoba. From 1978 to 1982 he worked on various business expansions and acquisitions in the Financial Information Services group and from 1981 to 1983 lead the development of Cargill’s fertilizer retail business in Western Canada. From 1984 to 1989 Mr. Prokopanko was the Assistant Vice President — Regional Manager of Cargill’s retail crop input and country grain elevator network in Alberta and British Columbia. Mr. Prokopanko was Assistant Vice President — General Manager of Cargill’s Eastern Canada agriculture network of wholly owned stores, country elevators and joint ventures serving crop producers in Ontario and Quebec. In 1995 Mr. Prokopanko was named Vice President of Cargill’s North American crop inputs business. During his career at Cargill, Mr. Prokopanko has been engaged in retail agriculture businesses in Canada, United States, Brazil, Argentina and the United Kingdom. Mr. Prokopanko has served on the board of directors of the Canadian Fertilizer Institute and served as President of The Fertilizer Institute of Ontario. Mr. Prokopanko serves as a member of the Corporate Governance and Nominating Committee and the Environmental, Health and Safety Committee. Mr. Prokopanko holds a B.S. degree in computer science from the University of Manitoba and an MBA from the University of Western Ontario in London, Ontario.

Steven M. Seibert, age 49, has operated The Seibert Law Firm since January 2003 in Tallahassee, Florida and represents private and public sector clients in environmental and land use matters. Prior to starting a law practice in 1999, Mr. Seibert was appointed by Gov. Jeb Bush as Secretary of the Florida Department of Community Affairs (DCA) where Mr. Seibert had primary responsibilities for Florida’s emergency preparedness and disaster response, community revitalization programs, and Florida’s extensive growth management system. As Secretary of the DCA, Mr. Seibert served on the Governor’s Growth Management Study Commission, the state’s Acquisition and Restoration Council, the Florida Housing Finance Corporation, as Chairman of the Florida Communities Trust and as Chairperson of the Wediva River Task Force. Prior to his appointment to the DCA, from 1992 to 1999 Mr. Seibert served as an elected County Commissioner representing Penellas County, Florida. Mr. Seibert serves as a member of the Compensation Committee and the Environmental, Health and Safety Committee. Mr. Seibert holds a bachelor’s degree from The George Washington University and a Juris Doctor from the University of Florida.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 20, 2004, the Company’s Board of Directors and stockholders adopted a Restated Certificate of Incorporation which superseded the then existing certificate of incorporation of the Corporation in its entirety. A copy of the Restated Certificate of Incorporation was filed as Exhibit 3.1 to the Company’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on October 22, 2004 and is incorporated herein by reference.

On October 20, 2004, the Company’s Board of Directors also adopted Amended and Restated Bylaws which superseded the then existing Bylaws of the Company in their entirety. A copy of the Amended and Restated Bylaws was filed as Exhibit 3.3 to the Company’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on October 22, 2004 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

3.1	Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form 8-A filed by the Company with the Securities and Exchange Commission on October 22, 2004)

3.2	Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.3 to the Registration Statement on Form 8-A filed by the Company with the Securities and Exchange Commission on October 22, 2004)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2004

THE MOSAIC COMPANY

By:	/S/ RICHARD L. MACK
Name: Richard L. Mack Title: Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form 8-A filed by the Company with the Securities and Exchange Commission on October 22, 2004)

3.2	Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.3 to the Registration Statement on Form 8-A filed by the Company with the Securities and Exchange Commission on October 22, 2004)